ASIA SELECT ACQUISITION II CORP.

_____________ ___, 2009
Orient Ventures Ltd.
300-1055 West Hastings St.
Vancouver, British Columbia
Canada V6E2E9

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement on Form 10 of Asia Select Acquisition II Corp. (“Asia Select Acquisition”) and continuing until the consummation by Asia Select Acquisition of a “Business Combination” (as described in such registration statement on Form 10) (“Termination Date”), Orient Ventures Ltd. shall make available to Asia Select Acquisition certain office (including utilities) and secretarial services as may be required by Asia Select Acquisition from time to time, situated at 300-1055 West Hastings St., Vancouver, British Columbia, Canada V6E2E9.  In exchange therefore, Asia Select Acquisition shall pay Orient Ventures Ltd. the sum of $500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

ASIA SELECT ACQUISITION II CORP.

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

ORIENT VENTURES LTD.

By:
Name:
Title: